                                    AGREEMENT


      AGREEMENT made this 2nd day of October, 1998 by and among GUNTHER INTERNATIONAL, LTD ("Gunther"), BANKBOSTON, N.A. (successor by merger to Bank of Boston Connecticut ("BOB"), JUNE H. GENEEN, PHIL E. GILBERT, JR., THOMAS
W. KEESEE and the UNITED STATES TRUST COMPANY OF NEW YORK, as Co-Executors of the Estate of Harold S. Geneen, late of New York, New York (the "Estate") and GUNTHER PARTNERS, LLC ("New Lender").

                              W I T N E S S E T H :

      WHEREAS, Gunther is indebted to BOB under and pursuant to that certain Revolving Loan and Security Agreement dated as of May 31, 1996 between Gunther and BOB, as amended (the "Revolving Loan Agreement") which indebtedness is also evidenced by a certain $1,750,000 Revolving Loan Note dated May 31, 1996 made by Gunther to the order of BOB, as amended (the "Facility A Note") and a certain $500,000 Revolving Loan Note dated March 17, 1997 made by Gunther to the order of BOB, as amended (the "Facility B Note"); and

      WHEREAS, pursuant to a Limited Guaranty Agreement (the "Guaranty") dated as of May 31, 1996 made by Harold S. Geneen ("Geneen") in favor of BOB, the Estate is obligated to BOB with respect to a guaranty of the payment of the Facility A Note and certain other "Liabilities" as defined in the Guaranty; and

      WHEREAS, the obligations of the Estate under the Guaranty are secured by the pledge of certain collateral owned by the Estate (the "Pledged Collateral") pursuant to a certain Amended and Restated Pledge Agreement dated as of June 26, 1997 between Geneen and BOB (the "Pledge Agreement"); and

      WHEREAS, Gunther has entered into a Settlement Agreement with DataCard Corporation ("DataCard"), dated the date hereof, pursuant to which Gunther has agreed to pay DataCard One Million Four Hundred Twenty-One Thousand Seven Dollars and 30/100 ($1,421,007.30); and

      WHEREAS, BOB, for the account of Gunther, has issued a $150,000 Letter of Credit to a customer of Gunther and Gunther will be responsible for the immediate reimbursement to BOB of any sums drawn upon such Letter of Credit (the "Letter of Credit"); such Letter of Credit was issued as part of Facility B as defined in the Revolving Loan Agreement; and

      WHEREAS, New Lender is willing to make a Four Million Dollar ($4,000,000) loan (the "New Loan") to Gunther under the terms and conditions set forth in this Agreement to help enable Gunther to meet its present and projected financial obligations and to provide Gunther with necessary working capital; and

      WHEREAS, the parties hereto desire to have the New Lender make such loan as provided herein.

      NOW, THEREFORE, the parties hereto, for good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

      1. Payment of the Facility A Note.

      (a) BOB, the Estate and Gunther acknowledge that as of the date hereof, the indebtedness of Gunther under the Facility A Note is $1,701,168.75 in principal plus interest through October 2, 1998, of $437.11. On the date hereof, the Estate and Gunther hereby authorize BOB to liquidate and BOB will liquidate a sufficient amount of the Pledged Collateral to pay in full the aforesaid indebtedness of Gunther under the Facility A Note. BOB agrees that upon such liquidation of Pledged Collateral, the Estate shall be released from any further obligations under the Guaranty or Pledge Agreement and any excess funds collected from such liquidation and all remaining Pledged Collateral shall be returned to the Estate. BOB shall also execute and deliver to the Estate any UCC Termination Statements required to release of record any security interest BOB had in the Pledged Collateral. Gunther and the Estate acknowledge and agree that BOB's liquidation of the Pledged Collateral is a commercially reasonable sale of the Pledged Collateral under the Connecticut Uniform Commercial Code and applicable law.

      (b) Gunther and the Estate, on their own behalf and for their successors and assigns, hereby waive, release and discharge BOB, and all officers, employees, trustees and agents of BOB, from any and all claims, demands, defenses, setoffs, counterclaims, actions or causes of action arising out of or in any way relating to the Revolving Loan Agreement and any and all loan documents executed in connection therewith, the Guaranty and the Pledge Agreement, BOB's administration of the loans and the credit relationship between BOB and Gunther and the Estate relative thereto, and any documents, agreements, dealings or other matters connected therewith, including without limitation all known and unknown matters, claims, transactions or things occurring prior to the date of the execution of this Agreement and related to the subject matter thereof.

      (c) Notwithstanding anything to the contrary contained herein, if at any time (i) payment of all or any portion of the indebtedness evidenced by the Facility A Note including without limitation attorney's fees, and/or payment under the Guaranty, or (ii) any mortgage, lien or security interest provided to BOB, by Gunther or the Estate, pursuant to or in connection with this Agreement or otherwise (including without limitation the Pledge Agreement and the Revolving Loan Agreement) is rescinded, avoided, set aside, undone, rendered unenforceable, or otherwise must be restored by BOB, to Gunther or the Estate or to any of the creditors of Gunther or the Estate or any representative of Gunther or the Estate or representative of Gunther's or the Estate's creditors, or otherwise, upon the insolvency, bankruptcy or reorganization of Gunther or the Estate, or otherwise, then the Revolving Loan Agreement, the Facility A Note, and the Guaranty shall continue to be effective and/or be reinstated, as the case may be and the amounts which BOB is obligated to so restore or which are so rescinded, shall automatically be due and payable by Gunther under the Facility A Note and the Estate under the Guaranty, together with the amounts, if any, then outstanding under the Facility A Note, and any and all obligations for repayment of any payments so restored or rescinded shall be revived under the Facility A Note, and the Guaranty, and in the case of any payment which must be so restored by BOB, increase the amounts, if any, then owing under the Facility A Note and the Guaranty, all as though such payments had not been made. BOB's liens and security interests shall be restored to their former first priority position, and the liens of the Estate and the New Lender as provided in this Agreement shall be junior and subordinate to BOB's liens.

      (d) Notwithstanding anything to the contrary contained herein, if at any time (I) payment of all or any portion of the indebtedness evidenced by the Facility B Note including without limitation attorney's fees, or (ii) any mortgage, lien, or security interest provided to BOB, by Gunther, pursuant to or in connection with this Agreement or otherwise (including without limitation the Revolving Loan Agreement) is rescinded, avoided, set aside, undone, rendered unenforceable, or otherwise must be restored by BOB, to Gunther or to any of the creditors of Gunther or any representative of Gunther or representative of Gunther's creditors, or otherwise, upon the insolvency, bankruptcy or reorganization of Gunther or otherwise, the Revolving Loan Agreement and the Facility B Note shall continue to be effective and/or be reinstated, as the case may be, and the amounts which BOB is obligated to so restore or which are so rescinded shall automatically be due and payable by Gunther under the Facility B Note, together with the amounts, if any, then outstanding under the Facility B Note, and any and all obligations for repayment of any payments so restored or rescinded shall be revived under the Facility B Note, and in the case of any payment which must be so restored by BOB, increase the amounts, if any, then owing under the Facility B Note, all as though such payments had not been made. BOB's liens and security interests shall be restored to their former first priority position, and the liens of the Estate and the New Lender pursuant to this Agreement shall be junior and subordinate to BOB's liens.

      2. Gunther's Indebtedness to the Estate. In exchange for allowing the use of a portion of the Pledged Collateral to pay Gunther's obligations under the Facility A Note, Gunther shall execute and deliver to the Estate a Promissory
Note in the form of the Note attached hereto as Exhibit A (the "Estate Note") and shall secure the same by executing and delivering to the Estate a Security Agreement in the form of the Security Agreement attached hereto as Exhibit B (the "Estate Security Agreement"). Gunther shall also execute and deliver to the Estate UCC Financing Statements which shall be necessary to perfect the Estate's security interest in and to the collateral described in the Estate Security Agreement in which a security interest can be perfected by filing. The Estate acknowledges and agrees that in lieu of any right of subrogation, its entire rights to be paid by Gunther for the use of a portion of the Pledged Collateral as provided above to pay the Facility A Note are contained in the Estate Note and the Estate Security Agreement as the same may be affected by the other documents described herein to which the Estate shall become a party and that the Estate shall not otherwise become subrogated to any rights which BOB may have had against Gunther by virtue of such use of the Pledged Collateral. Each of the undersigned Co-Executors of the Estate of Harold S. Geneen does hereby authorize and empower each other Co-Executor to execute and deliver on behalf of the Estate any UCC-3 Subordination Statements contemplated by this Agreement and to perform on behalf of the Estate any other act required or contemplated hereunder or under the documents contemplated hereby.

      3. Loan by New Lender.

      (a) Simultaneously with its execution hereof, New Lender shall make a loan to Gunther in the amount of Four

Million Dollars ($4,000,000). The proceeds of such loan shall be used as follows:

            (i) to fund Gunther's obligation under the DataCard Agreement;

            (ii) to fund and immediately provide to BOB cash collateral for Gunther's repayment obligations to BOB with respect to the Letter of Credit and to fund and immediately pay the outstanding principal balance and accrued interest under the Facility B Note and the Revolving Loan Agreement;

            (iii) to fund trade payables of Gunther;

            (iv) to fund work in process of Gunther;

            (v) to fund the costs of the transactions described in this Agreement; and

            (vi) the balance to fund the working capital needs of Gunther.

      (b) To evidence and secure Gunther's obligations to the New Lender with respect to the New Loan, simultaneously with their execution hereof, the New Lender and Gunther shall execute and deliver to each other a Loan and Security Agreement in the form attached hereto as Exhibit C (the "Priority Loan Agreement"). Gunther shall execute and deliver to the New Lender a Term Note in the form attached hereto as Exhibit D (the "Priority Note"), and Gunther shall execute and deliver to the New Lender UCC Financing Statements which shall be necessary to perfect the New Lender's security interest in and to the collateral described in the Priority Loan Agreement in which a security interest can be perfected by filing.

      4. Substitution of Collateral For Gunther's Reimbursement Obligations Under the Letter of Credit. Simultaneously with the execution hereof, Gunther shall deliver $150,000 to BOB as cash collateral (the "Substitute Collateral") for Gunther's reimbursement obligations with respect to the Letter of Credit and Gunther shall execute and deliver to BOB all documents and agreements required to evidence such reimbursement obligations and security interest.

      5. BOB's Release of Security Interest. BOB acknowledges that excluding (i) Gunther's indebtedness to BOB under the Facility A Note which is provided for in
Section 1 above and (ii) Gunther's reimbursement obligations with respect to the

Letter of Credit which will be secured by the Substitute Collateral as provided in Section 4 above, Gunther is indebted to BOB under the Facility B Note and under the Revolving Loan Agreement in the amount of $350,089.93 as of the date hereof (such amount the "BOB Balance"). Upon (a) receipt of payment of the Facility A Note as provided in Section 1 above; (b) receipt of the Substitute Collateral and documents evidencing BOB's security interest therein and Gunther's reimbursement obligations, as provided in Section 4 above and (c) receipt of payment of the BOB Balance from the proceeds of the New Loan as provided in Section 3 above and (d) receipt of payment of BOB's attorney's fees and expenses incurred in connection with the loans evidenced by the Facility A Note and the Facility B Note, BOB shall (i) return to Gunther the originals of the Revolving Loan Agreement, the Facility A Note and the Facility B Note, each marked "Cancelled" and (ii) execute and deliver to Gunther any UCC Termination Statements which shall be required to release of record any security interest BOB had in property of Gunther other than the Substitute Collateral.

      6. Priority of Security Interests. Gunther acknowledges that Connecticut Innovations, Inc. ("CII") currently holds a perfected security interest in Gunther's personal property including but not limited to patents and trademarks which are now owned or may hereafter be acquired by Gunther (such patents and trademarks herein "Patents and Trademarks"). Gunther, the New Lender and the Estate acknowledge that it is their intention that upon completion of the transaction described in this Agreement (i) the New Lender should have a first priority security interest in the personal property of Gunther whether now owned or hereafter acquired other than Patents and Trademarks (such personal property of Gunther other than Patents and Trademarks herein called the "Non-Patent and Trademark Collateral") and a second priority security interest in the Patents and Trademarks; (ii) the Estate should have a second priority security interest in the Non-Patent and Trademark Collateral and a third priority security interest in the Patents and Trademarks; and (iii) CII should have a first priority security interest in Patents and Trademarks and a third priority security interest in the Non-Patent and Trademark Collateral. In order to arrange for the aforesaid priority, simultaneously with their execution of this Agreement (i) Gunther shall cause CII to execute and deliver, to the New Lender a Subordination Agreement in the form attached hereto as Exhibit E (the "CII-New Lender Subordination") and a UCC-3 Subordination Statement in the form attached hereto as Exhibit F; (ii) Gunther shall cause CII to execute and deliver to the Estate a Subordination Agreement in the form attached hereto as Exhibit G (the

"CII-Estate Subordination") and a UCC-3 Subordination Statement in the form attached hereto as Exhibit H; (iii) Gunther and the New Lender shall execute and deliver to each other and to CII the CII-New Lender Subordination; (iv) Gunther and the Estate shall execute and deliver to each other and to CII the CII-Estate Subordination; (v) Gunther, the Estate and the New Lender shall execute and deliver to each other a Subordination and Intercreditor Agreement in the form attached hereto as Exhibit I; and (vi) the Estate shall execute and deliver to the New Lender a UCC-3 Subordination Statement in the form attached hereto as Exhibit J.

      7. Inducements to New Lender. As an inducement to the New Lender to make the New Loan to Gunther, simultaneously with their execution hereof (i) Gunther shall grant to the New Lender one or more stock purchase warrants substantially in the form attached hereto as Exhibit K (the "Warrants"), entitling the New Lender in the aggregate, to purchase from Gunther upon exercise of the Warrants a number of shares of the Common Stock of Gunther that is equal to thirty-five percent (35%) of the pro forma, fully diluted number of shares of Common Stock of Gunther as of the date of exercise; (ii) Gunther and the New Lender shall enter into a Registration Rights Agreement in the form attached hereto as Exhibit L; (iii) Gunther shall cause Park Investment Partners, Inc. ("Park") and Gerald H. Newman ("Newman") to execute and deliver to Gunther, the Estate and the New Lender a Voting Agreement in the form attached hereto as Exhibit M (the "Voting Agreement"); and (iv) Gunther, the Estate and the New Lender shall execute and deliver to each other and to Park and Newman the Voting Agreement.

      8. Purchase Price Allocation. Gunther and New Lender hereby agree that the purchase price of the Priority Note evidencing the New Loan shall be Three Million Six Hundred Fifty-Five Thousand Dollars ($3,655,000.00) and the purchase price of the Warrants shall be Three Hundred Forty-Five Thousand Dollars ($345,000.00). Gunther and New Lender hereby agree to take reporting and other positions with respect to the New Loan and the Warrants (collectively, the "Securities") which are consistent with the purchase price of the Securities set forth in the preceding sentence for all financial reporting purposes, unless otherwise required by generally accepted accounting principles or the applicable rules of the Securities and Exchange Commission.

      9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10. Exhibits. All Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

      11. Execution by Telefacsimile Transmission. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

                  [Rest of This Page Intentionally Left Blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                    GUNTHER INTERNATIONAL, LTD.


                                       By: /s/ James H. Whitney
Name:                                      Name:  James H. Whitney
                                           Title: President & CEO

Name:


                                       BANKBOSTON, N.A.


[signature illegible]                  By: /s/ Thomas D. Opie
Name:                                      Name: Thomas D. Opie
                                           Title: Vice President


Name:

                                       THE ESTATE OF
                                       HAROLD S. GENEEN


/s/ Robert Burns, II                   By: /s/ June H. Geneen
Name:                                      June H. Geneen,
                                           Its Co-Executor
[signature illegible]
Name:


/s/ David D. Howe                      By: /s/ Phil E. Gilbert, Jr.
Name: David D. Howe                        Phil E. Gilbert, Jr.
                                           Its Co-Executor
/s/ Geert T.M.J. Raaijnakers
Name: Geert T.M.J. Raaijnakers

[signature illegible]                  By: /s/ Thomas W. Keesee
Name:                                      Thomas W. Keesee,
                                           Its Co-Executor

[signature illegible]
Name:

SIGNATURE  PAGE                                                OMNIBUS AGREEMENT

                                       By: UNITED STATES TRUST
                                           COMPANY OF NEW YORK,
                                           Its Co-Executor


[signature illegible]                  By: /s/ Steven Scott Kirkpatrick
Name:                                      Name: Steven Scott Kirkpatrick
                                           Title: Vice President
[signature illegible]
Name:

                                       GUNTHER PARTNERS, LLC


                                       By: /s/ Thomas J. Tisch
Name:                                      Name:  Thomas J. Tisch
                                           Title:  Manager

Name:


STATE OF CONNECTICUT          )
                              )     ss.                         October __, 1998
COUNTY OF                     )

      Personally appeared _________________________, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he/she as ___________________ of GUNTHER INTERNATIONAL, LTD., is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as ___________________ of GUNTHER INTERNATIONAL, LTD., and the free act and deed of said GUNTHER INTERNATIONAL, LTD., before me, the undersigned officer

                                       __________________________________
                                       Name:
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission Expires

SIGNATURE  PAGE                                                OMNIBUS AGREEMENT

STATE OF MASSACHUSETTS        )
                              )  ss:
COUNTY OF SUFFOLK             )

      Personally appeared Thomas D. Opie, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he/she as Vice President of BANK BOSTON, N.A., is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as Vice President of BANK BOSTON, N.A., and the free act and deed of said BANK BOSTON, N.A., before me, the undersigned officer.


                                       /s/ Elizabeth R. Sandquist
                                       Name:
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission Expires: Aug. 5, 1999



STATE OF NEW HAMPSHIRE        )
                              )     ss:
COUNTY OF GRAFTON             )

      On this 1 day of October, 1998, before me, the undersigned officer, personally appeared JUNE H. GENEEN, personally known to me (or satisfactorily proven) who acknowledged herself to be the person whose name subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.


                                       /s/ Annette L. Hicks
                                       Name:
                                       Notary Public
                                       My Commission Expires  April 2, 2002

SIGNATURE  PAGE                                                OMNIBUS AGREEMENT

STATE OF NEW YORK             )
                              )  ss:
COUNTY OF NEW YORK            )

      On this 1st day of October, 1998, before me, the undersigned officer, personally appeared PHIL E. GILBERT, JR., personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.


                                       /s/ Sarah Rosen
                                       Name:
                                       Notary Public
                                       My Commission Expires: 3/30/99



STATE OF NEW YORK             )
                              )  ss:
COUNTY OF NEW YORK            )

      On this 1st day of October, 1998, before me, the undersigned officer, personally appeared THOMAS W. KEESEE, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.


                                       /s/ Dawn M. Randazzo
                                       Name:
                                       Notary Public
                                       My Commission Expires: July 6, 2000

SIGNATURE  PAGE                                                OMNIBUS AGREEMENT

STATE OF NEW YORK             )
                              )  ss:
COUNTY OF                     )

      On this __ day of October, 1998, before me, the undersigned officer, personally appeared Steven Scott Kirkpatrick, Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.


                                       /s/ Clay R. Serenbetz
                                       Name:
                                       Notary Public
                                       My Commission Expires: Nov. 13, 1999



STATE OF NEW YORK             )
                              )     ss.                          October 1, 1998
COUNTY OF NEW YORK            )

      Personally appeared Thomas J. Tisch, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he is the Manager of GUNTHER PARTNERS, LLC, is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as Manager of GUNTHER PARTNERS, LLC, and the free act and deed of said limited liability company, before me, the undersigned officer


                                       /s/ Nancy L. Berry
                                       Name: Nancy L. Berry
                                       Notary Public
                                       My Commission Expires: Aug. 2, 1999

SIGNATURE PAGE                                                 OMNIBUS AGREEMENT